Trade Receivables -Summary of Carrying Amount of Trade Receivables that have been Transferred but have not been Derecognized and the Associated Liabilities (Details) - EUR (€) € in Thousands	Dec. 31, 2024	Dec. 31, 2023
Disclosure of reconciliation of changes in loss allowance and explanation of changes in gross carrying amount for financial instruments [abstract]
Carrying amount of trade receivables transferred	€ 11,588	€ 11,412
Carrying amount of associated liabilities	(10,665)	(10,752)
Total, net	€ 923	€ 660